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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: APRIL 15, 2002
               (DATE OF EARLIEST EVENT REPORTED: APRIL 8, 2002)

                         COMMISSION FILE NUMBER 1-11680

                             ---------------------

                         EL PASO ENERGY PARTNERS, L.P.
             (Exact name of Registrant as Specified in its Charter)

                   DELAWARE                                      76-0396023
         (State or Other Jurisdiction                         (I.R.S. Employer
      of Incorporation or Organization)                     Identification No.)

               EL PASO BUILDING                                    77002
            1001 LOUISIANA STREET                                (Zip Code)
                HOUSTON, TEXAS
   (Address of Principal Executive Offices)

              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (713) 420-2600

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Item 5. Other Events.

            El Paso Energy Partners, L.P. announced that it has completed its previously announced acquisition of certain Texas and New Mexico midstream assets from El Paso Corporation. In conjunction with the transaction closing, EPN has raised its annual distribution to $2.60 per year. A copy of our press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

            (c) Exhibits

        Exhibit number                 Description
        --------------                 -----------
            99.1              Press Release dated April 9, 2002.


                                SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EL PASO ENERGY PARTNERS, L.P.


                                        By:  El Paso Energy Partners Company,
                                                Its General Partner


        Date: April 15, 2002            By:       /s/ D. Mark Leland
                                            ------------------------------------
                                                      D. Mark Leland
                                            Senior Vice President and Controller
                                               (Principal Accounting Officer)



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                            INDEX TO EXHIBITS

   EXHIBIT
   NUMBER                      DESCRIPTION
   ------                      -----------

    99.1            Press Release dated April 9, 2002.